EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ DON R. GRABER
Signature

Don R. Graber

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ LESTER L. LYLES
Signature

Lester L. Lyles

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ DANIEL J. MURPHY
Signature

Daniel J. Murphy

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ VERNON E. OECHSLE
Signature

Vernon E. Oechsle

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ ULRICH SCHMIDT
Signature

Ulrich Schmidt

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ RICHARD L. WAMBOLD
Signature

Richard L. Wambold

EXHIBIT 24

POWER OF ATTORNEY
(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. (the “Company”), does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND RUTH A. BEYER and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of 5,000,000 shares of Common Stock of the Company for issuance under the Company’s 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2013.

/s/ TIMOTHY A. WICKS
Signature

Timothy A. Wicks